UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (or date of earliest event reported): August 7, 2025
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loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6561 Irvine Center Drive
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On August 7, 2025, loanDepot, Inc. (the "Company") issued a press release announcing its results for the quarter ended June 30, 2025 (the “Earnings Press Release”). The full press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2025, the Company announced that Jeff Walsh has resigned as the Company’s President, LDI Mortgage. The resignation will be effective as of September 5, 2025. In connection with his resignation, Mr. Walsh entered into a transition and separation agreement and general release of claims (the “Transition Agreement”) with the Company. Subject to his execution of a confirming release of claims, Mr. Walsh will receive the same separation payments and benefits that he would have received under his executive employment agreement upon a termination by him for “good reason” or by the Company without “cause,” as described in the Company’s proxy statement for the 2025 annual meeting of stockholders. In addition, Mr. Walsh will receive certain indemnification and director and officer liability insurance protections.

The foregoing summary of the Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Transition Agreement filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 7, 2025, the Company posted on the Investor Relations section of its website at investors.loandepot.com a presentation (the “loanDepot Presentation”) on certain financial results and operating initiatives available for viewing during the Company’s conference call and webcast announcing its financial results for the quarter ended June 30, 2025 at 5:00 p.m. Eastern time on August 7, 2025.

A copy of the loanDepot Presentation is furnished pursuant to this Item 7.01 as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein in its entirety. The loanDepot Presentation includes references to non-GAAP financial information. Reconciliations between the non-GAAP financial measures and the comparable GAAP financial measures are available in the loanDepot Presentation. The loanDepot Presentation should be read in conjunction with the Earnings Press Release. The Company reserves the right to discontinue availability of the loanDepot Presentation from its website at any time.

The information furnished pursuant to Items 2.02 and 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, as amended, except as specifically identified therein as being incorporated by reference.

Additionally, the submission of the information set forth in this Item 7.01 is not deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description
10.1	Transition, Separation and Consulting Agreement and General Release of Claims by and between the Company and Jeff Walsh, dated August 5, 2025
99.1	loanDepot, Inc. press release dated August 7, 2025
99.2	loanDepot, Inc. Q2 2025 Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ David Hayes
Name: David Hayes
Title: Chief Financial Officer

Date: August 7, 2025